UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________

SCHEDULE 14A
(RULE 14a-101)

__________________________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Medley Capital Corporation

(Name of Registrant as Specified in Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MEDLEY CAPITAL CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

May 9, 2019

Dear Stockholder:

You are cordially invited to participate in the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Medley Capital Corporation (the “Company”) to be held on Tuesday, June 4, 2019 at 12:00 PM, Eastern Time, at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.

At the Annual Meeting, you will be asked to: (i) elect two directors of the Company, each to serve for a term of three years, or until his successor is duly elected and qualified; (ii) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019; and (iii) transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the board of directors of the Company (the “Board”) and the management of the Company, will be available to respond to stockholders’ questions.

As you may be aware, Highland Select Equity Master Fund, L.P., an affiliate of NexPoint Advisors L.P. (“NexPoint/Highland”) has notified us of its intention to nominate two (2) alternative director nominees in opposition to the candidates nominated by the Board at the Annual Meeting. You may receive an opposing proxy statement and blue proxy card and letters or other proxy solicitation materials from NexPoint/Highland or persons that are affiliated with it. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials filed or disseminated by NexPoint/Highland or any other statements that it may make.

The Board unanimously recommends a vote FOR the election of each of the Board’s nominees on the enclosed WHITE proxy card.

The Board does NOT endorse any of the nominees of NexPoint/Highland and unanimously recommends that you do not vote for the election of any of the nominees proposed by NexPoint/Highland. We strongly urge you not to sign or return any proxy card sent to you by NexPoint/Highland. If you have previously submitted a proxy card sent to you by NexPoint/Highland, you can revoke that proxy card and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card.

It is important that your shares be represented at the Annual Meeting.

The Board urges you to complete, date and sign the enclosed WHITE proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy by telephone or through the Internet as described on the enclosed WHITE proxy card as soon as possible even if you plan to attend the Annual Meeting.

We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,
/s/ Brook Taube
Brook Taube
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on JUNE 4, 2019.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2018, are available on the Internet through our website at http://www.medleycapitalcorp.com.

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying WHITE proxy card:

•        The date, time and location of the Annual Meeting;

•        A list of the matters intended to be acted on and our recommendations regarding those matters; and

•        Any control/identification numbers that you need to access your proxy card.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Alliance Advisors, LLC, the Company’s proxy solicitor, at the address and telephone number listed below.

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

(844) 885-0176

MEDLEY CAPITAL CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
June 4, 2019, 12:00 PM, Eastern Time

To the Stockholders of Medley Capital Corporation:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Medley Capital Corporation (the “Company”) will be held on Tuesday, June 4, 2019, at 12:00 PM, Eastern Time, at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, for the following purposes:

1.      To elect two (2) directors of the Company, each to serve for a term of three years, or until his successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019; and

3.      To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 9, 2019. If you are unable to attend in person, please sign the enclosed WHITE proxy card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your WHITE proxy card. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Your vote will be especially important at this year’s Annual Meeting. As you may have heard, Highland Select Equity Master Fund, L.P., as affiliate of NexPoint Advisors L.P. (“NexPoint/Highland”) has notified us of its intention to nominate two (2) alternative director nominees in opposition to the candidates nominated by the board of directors of the Company (the “Board”) at the Annual Meeting. The Board does NOT endorse any of the nominees of NexPoint/Highland and unanimously recommends that you vote only FOR the election of each of the nominees proposed by the Board. We strongly urge you not to sign or return any proxy card sent to you by NexPoint/Highland. If you have previously submitted a proxy card sent to you by NexPoint/Highland, you can revoke that proxy card and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. Thank you for your support of the Company.

By Order of the Board of Directors,
/s/ Brook Taube
Brook Taube
Chairman of the Board of Directors

New York, New York

May 9, 2019

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the WHITE proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares at the time of the Annual Meeting if you wish to change your vote.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed WHITE instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of common stock on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed WHITE proxy card for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

MEDLEY CAPITAL CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

PROXY STATEMENT
2019 Annual Meeting of Stockholders
To Be Held on June 4, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Medley Capital Corporation (the “Company,” “Medley Capital,” “we,” “us,” or “our”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 4, 2019, at 12:00 PM, Eastern Time, at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036. This Proxy Statement, the accompanying WHITE proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, are first being sent to stockholders on or about May 9, 2019.

We encourage you to vote your shares by attending the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying WHITE proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the WHITE proxy card, based upon the recommendation of the Board, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying Alliance Advisors, LLC, in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting in person and voting your shares at the Annual Meeting. Please send your notification to Alliance Advisors, LLC, Attn: Tabulation Department, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003.

Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed WHITE proxy card.

If your shares of common stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of common stock, and these proxy materials, together with the enclosed WHITE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of common stock on your behalf without your instructions.

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed WHITE instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed proxy card.

If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of directors at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.      To elect two (2) directors of the Company, each to serve for a term of three years, or until his successor is duly elected and qualified;

2.      To ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019; and

3.      To transact such other business as may properly come before the Annual Meeting.

Record Date

The record date for the Annual Meeting is the close of business on April 9, 2019 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 54,474,211 shares of the Company’s common stock outstanding and entitled to vote.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence, in person or by proxy, of the holders of a majority of outstanding shares of the Company’s common stock as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. Such adjournment will be permitted if approved by a majority of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting, whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. Abstentions and “broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Vote Required

Election of Directors.    The election of a director requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. This means that if there are more candidates for election than there are positions on the Board to be filled, the candidates receiving the most votes, up to the number of candidates equal to the available positions, will be elected. As two directors will be elected at the Annual Meeting, this means that the two candidates with the highest number of votes will be elected.

Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

If you give no instructions on the WHITE proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm.

Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

If you give no instructions on the WHITE proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year in accordance with the recommendation of the Board.

Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairman of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and WHITE proxy card. The Company has engaged the services of Alliance Advisors, LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $75,000, plus reimbursement of certain expenses and fees for additional services requested. Alliance Advisors, LLC expects that approximately 50 of its employees will assist in the solicitation. The Company expects to retain First Coast Results, Inc. to act as the independent inspector of election.

The Company anticipates that the aggregate expenses relating to the solicitation of proxies for the Annual Meeting (including expenses relating to Alliance Advisors, LLC) will be approximately $200,000, of which approximately $100,000 has been incurred as of the date of this Proxy Statement. If brokers, trustees, or fiduciaries and other institutions or nominees holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, director nominees, or executive officers of the Company and employees of Medley LLC. MCC Advisors LLC, our investment adviser and our administrator (“MCC Advisors”), is a wholly owned subsidiary of Medley LLC, which is controlled by Medley Management Inc. (“MDLY”), a publicly traded asset management firm, which in turn is controlled by Medley Group LLC, an entity wholly owned by the senior professionals of Medley LLC. Medley LLC is located at 280 Park Avenue, 6th Floor East, New York, New York 10017. No additional compensation will be paid to directors or executive officers of the Company or employees of Medley LLC for such services. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of directors, director nominees, or executive officers of the Company and/or certain employees of Medley LLC are “participants” in this proxy solicitation. Please refer to the sub-section entitled “Security Ownership of Certain Beneficial Owners and Management” below and the section entitled “Proposal I: Election of Directors” for information about our director nominees. Additional information relating to our directors, director nominees, and executive officers, as well as certain employees of Medley LLC who are considered “participants” in our solicitation under the regulations of the SEC by reason of their position as directors, director nominees, and executive officers of the Company or because they may be soliciting proxies on our behalf is attached to this Proxy Statement as Appendix A.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The address of all executive officers and directors is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class(2)
Interested Directors
Brook Taube	7,946,938	(3)	14.6%
Seth Taube	7,934,448	(4)	14.6%
Jeff Tonkel	15,000		*	%
Independent Directors
Arthur S. Ainsberg	3,000		*	%
Karin Hirtler-Garvey	3,000		*	%
David A. Lorber	1,674,962	(5)	3.1%
Lowell W. Robinson	—		—
Executive Officers
Richard T. Allorto, Jr.	20,000		*	%
John D. Fredericks	4,000		*	%
All executive officers and directors as a group (9 persons)	9,844,410		18.1%

____________

*        Represents less than one percent.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This table assumes the beneficial owners have made no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 54,474,211 shares of the Company’s common stock issued and outstanding as of the Record Date.

(3)      Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns 7,756,938 of the reported shares. Brook Taube, together with Seth Taube, controls Medley LLC. Brook Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. In addition,190,000 of the reported shares are held by a trust for the benefit of Brook Taube’s family, for which he serves as a trustee.

(4)      Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns 7,756,938 shares of the reported shares. Seth Taube, together with Brook Taube, controls Medley LLC. Seth Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein. In addition, 142,510 of the reported shares are held by a trust for the benefit of Seth Taube’s family, for which he serves as a trustee, and 35,000 of the reported shares are held by The Seth and Angie Taube Foundation, Inc., which is a 501(c)(3) charitable organization.

(5)      FrontFour Master Fund, Ltd., an exempted company formed under the laws of the Cayman Islands (“FrontFour Master Fund”), beneficially owns 1,633,248.329 of the reported shares. FrontFour Opportunity Fund, a mutual fund trust formed under the laws of British Columbia, Canada (“FrontFour Opportunity Fund”), beneficially owns 41,714 of the reported shares. Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a managing member and principal owner of FrontFour Capital Group LLC (“FrontFour Capital”), which serves as an investment manager of FrontFour Master Fund, and a principal owner of FrontFour Capital Corp. (“FrontFour Corp.”), which serves as an investment manager to FrontFour Opportunity Fund. David A. Lorber disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Brook Taube	over $100,000
Seth Taube	over $100,000
Jeff Tonkel	$10,001 – $50,000
Independent Directors
Arthur S. Ainsberg	$1 – $10,000
Karin Hirtler-Garvey	$1 – $10,000
David A. Lorber	over $100,000
Lowell W. Robinson	None

____________

(1)      The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(2)      The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $3.17 on the Record Date on the New York Stock Exchange (the “NYSE”). Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

The following table sets forth any direct or indirect interest David A. Lorber may be deemed to have had during the past five years in MDLY’s Class A common stock through certain short positions on the accounts of FrontFour Capital, FrontFour Master Fund, and FrontFour Opportunity Fund. On May 9, 2019, Mr. Lorber informed the Company that, effective as of the date of his appointment to the Board, (i) Mr. Lorber irrevocably relinquished his investment authority with respect to such short positions and (ii) Mr. Lorber waived any direct or indirect pecuniary interest that he had in such short positions, including, without limitation, the opportunity, directly or indirectly, to profit or share in any profit derived from such short positions and (iii) it was agreed that Mr. Lorber shall not have any other economic interest in such short positions, including, without limitation, the obligation, directly or indirectly, to incur or share in any loss derived from such short positions in each case in Mr. Lorber’s capacity as a managing member, principal, owner, partner, investor, officer or employee of FrontFour or otherwise. During the past five years, no other directors whom are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Company or their respective “Immediate Family Members” (as such term is defined in the Exchange Act) have any direct or indirect interest, the value of which exceeds $120,000, in MCC Advisors or its affiliates.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities(1)		Percent of Class
Independent Director
David A. Lorber	FrontFour Capital(2)	MDLY	Class A common stock, par value $0.01 per share	$0	(3)	N/A
	Front Four Master Fund(4)	MDLY	Class A common stock, par value $0.01 per share	$96,356	(5)	N/A
	FrontFour Opportunity Fund(6)	MDLY	Class A common stock, par value $0.01 per share	$2,523	(7)	N/A

____________

(1)      The value of securities reflects the market value of the short positions on each of the accounts of FrontFour Capital, FrontFour Master Fund and FrontFour Opportunity Fund, as applicable, with respect to short positions in MDLY’s Class A common stock as of May 8, 2019. As of May 8, 2019, the closing price of MDLY’s Class A common stock was $2.88 on the NYSE.

(2)      Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a managing member and principal owner of FrontFour Capital. FrontFour Capital sold short shares of MDLY’s Class A common stock for separately managed account of which FrontFour Capital served as the investment manager. On behalf of the separately managed accounts, FrontFour Capital sold short shares of MDLY’s Class A common stock for the net trading proceeds of $9,489.58, $6,345.59, $3,080.23, $4,864.06, $2,642.21, and $10,023.89 on December 7, 2018, December 10, 2018, December 11, 2018, December 12, 2018, December 13, 2018, and January 2, 2019, respectively.

(3)      On February 8, 2019, FrontFour Capital ceased to serve as the investment manager of the separately managed accounts and, as a result of the foregoing, David A. Lorber no longer can be deemed to have an indirect interest in MDLY’s Class A common stock through the separately managed accounts.

(4)      Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a managing member and principal owner of FrontFour Capital, which serves as the investment manager of FrontFour Master Fund. FrontFour Master Fund sold short shares of MDLY’s Class A common stock for the net trading proceeds of $46,708.81, $30,996.33, $15,006.05, $23,977.73, $13,149.31, and $19,317.35 on December 7, 2018, December 10, 2018, December 11, 2018, December 12, 2018, December 13, 2018, and January 2, 2019, respectively.

(5)      Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a principal owner of FrontFour Corp., which serves as the investment manager of FrontFour Opportunity Fund. FrontFour Opportunity Fund sold short shares of MDLY’s Class A common stock for the net trading proceeds of $1,163.56, $799.42, $359.21, $599.56, $330.83, and $625.57 on December 7, 2018, December 10, 2018, December 11, 2018, December 12, 2018, December 13, 2018, and January 2, 2019, respectively.

BACKGROUND OF THE PROXY SOLICITATION

On August 9, 2018, the Company and Sierra Income Corporation (“Sierra”) entered into a definitive agreement (the “MCC Merger Agreement”), pursuant to which the Company would merge with and into Sierra, with Sierra as the surviving company in such merger (the “MCC Merger”). Also, on August 9, 2018, Sierra, Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), and MDLY entered into a definitive agreement (the “MDLY Merger Agreement”, together with the MCC Merger Agreement, the “Merger Agreements”), which provides, contemporaneously with the MCC Merger (subject to the conditions set forth therein), for the merger of MDLY with and into Merger Sub, with Merger Sub as the surviving company in such merger (the “MDLY Merger”, together with the MCC Merger, the “Mergers”).

In connection with the consideration of the Mergers, the Board appointed a special committee of independent directors (the “MCC Special Committee”) consisting of Mark Lerdal, Karin Hirtler-Garvey, John E. Mack and Arthur S. Ainsberg.

NexPoint/Highland Communications

The following is the chronology of the material contacts and events of NexPoint Advisors, L.P., an affiliate of Highland Capital Management (“NexPoint/Highland”) up to the filing of this Proxy Statement.

On January 24, 2019, NexPoint/Highland sent an unsolicited letter to the MCC Special Committee, proposing that, instead of consummating the Mergers, the Company enter into an external advisory agreement with NexPoint/Highland (the “NexPoint/Highland Proposal 1”). NexPoint/Highland did not provide any details regarding the incentive fee arrangement that would apply under the proposed advisory agreement.

On January 31, 2019, the MCC Special Committee unanimously recommended that the Board determine, and, at a separate meeting, the Board unanimously determined, that it is desirable and in the best interests of the Company and its stockholders to decline to pursue the NexPoint/Highland Proposal 1.

On January 31, 2019, NexPoint/Highland sent another letter to the MCC Special Committee and the Special Committee of Sierra (the “Sierra Special Committee”), proposing that the Company merge with Sierra and that NexPoint/Highland become the external asset manager of the combined entity (the “NexPoint/Highland Proposal 2”). NexPoint/Highland did not provide any details regarding the incentive fee arrangement that would apply under the proposed advisory agreement. The next day, NexPoint/Highland issued a press release publicly announcing the NexPoint/Highland Proposal 2.

On February 2, 2019, the Company issued a press release announcing that, based on the recommendation of the MCC Special Committee, the Board unanimously determined that it is desirable and in the best interests of the Company and its stockholders to decline to pursue the NexPoint/Highland Proposal 1.

On February 5, 2019, each of the MCC Special Committee and the Sierra Special Committee unanimously recommended that the Board and the board of directors of Sierra (the “Sierra Board”), respectively, determine, and, at separate meetings, each of the Board and Sierra Board unanimously determined, that it is desirable and in the best interests of the Company and Sierra and their respective stockholders to decline to pursue the NexPoint/Highland Proposal 2.

On February 5, 2019, NexPoint/Highland issued a press release in which they urged stockholders to vote against the MCC Merger and discussed the NexPoint/Highland Proposal 2.

On February 6, 2019, the Company and Sierra issued a joint press release announcing that their respective board of directors unanimously determined to decline to pursue the NexPoint/Highland Proposal 2. The press release described the factors the MCC Special Committee and the Sierra Special Committee considered in making their determinations to their respective board of directors, which included:

•        NexPoint/Highland’s claim that its proposal provides $225 million of incremental value over the Mergers is unsubstantiated and misleading;

•        NexPoint/Highland’s proposal deprives stockholders of the expected benefits of becoming an internally managed business development company (“BDC”), which include the opportunity to potentially grow third-party assets under management as well as the potential for an improved market valuation as an internally managed BDC;

•        NexPoint/Highland’s proposal presents significant uncertainty to stockholders; and

•        NexPoint and its affiliate Highland Capital Management have a track record of concern as fiduciaries.

On February 15, 2019, the Company issued an investor presentation that highlighted the factors considered by the Board in approving the MCC Merger, provided a timeline of NexPoint/Highland’s proposals and the Company’s prompt responses and highlighted each component of NexPoint/Highland’s claim that its proposal provides $225 million of net value that was misleading and inaccurate.

Also, on February 15, 2019, the Company issued a press release containing a letter from the Company’s lead independent director on behalf of the MCC Special Committee to Institutional Shareholder Services, dated February 14, 2019, discussing the factors for the MCC Special Committee’s recommendation that the Board decline to pursue the NexPoint/Highland proposals.

On February 25, 2019, NexPoint/Highland issued a press release urging stockholders to vote against the Mergers. NexPoint/Highland indicated its desire to nominate individuals to the Board at the Annual Meeting if the Mergers do not receive the requisite stockholder approval.

Also, on February 25, 2019, NexPoint/Highland filed a preliminary proxy statement with the SEC in connection with the Company’s special meeting of stockholders, urging stockholders to vote against the Mergers. In that filing, NexPoint/Highland indicated its desire to nominate individuals to the Board at the Annual Meeting if the Mergers do not receive the requisite stockholder approval. However, NexPoint/Highland provided no additional information about such nominees, including their names, or their qualifications.

On February 28, 2019, NexPoint/Highland issued a press release urging stockholders to vote against the Mergers. In its press release, NexPoint/Highland acknowledged having an interest in the matters to be acted on at the Company’s special meeting of stockholders in light of its intention to nominate two directors at the Annual Meeting if the Mergers do not receive the requisite stockholder approval. Attached to the press release was an open letter addressed to the Chairman of the Board noting that an investment vehicle affiliated with NexPoint, Highland Select Equity Master Fund, L.P. (“Highland Select”), issued a demand to the Company to make certain of its books and records available for inspection. Highland Select’s request was related to its desire to investigate what it believed to be potential wrongdoing in the adjournment of the Company’s special meeting of stockholders.

On March 7, 2019, NexPoint/Highland filed a definitive proxy statement with the SEC in connection with the special meeting of stockholders urging stockholders to vote against the Mergers. In that filing, NexPoint indicated its desire to nominate individuals to the Board at the Annual Meeting if the Mergers do not receive the requisite stockholder approval.

On March 27, 2019, Highland Select Equity Master Fund, L.P. delivered its Notice of Stockholder Nomination of Individuals for Election to the Board. The notice informed the Company, among other things, of NexPoint/Highland’s intent to nominate (i) Mark T. Goglia and (ii) Stephen A. Mongillo as director candidates for election to the Board at the Annual Meeting.

On April 1, 2019, NexPoint/Highland sent a letter to the MCC Special Committee in which, among other things, it proposed certain modifications to the NexPoint/Highland Proposal 2, but the modified proposal was otherwise substantially similar to the NexPoint/Highland Proposal 2. On the same day, NexPoint/Highland issued a press release urging the MCC Special Committee to consider the modified NexPoint/Highland Proposal 2.

On May 1, 2019, NexPoint/Highland filed a preliminary proxy statement with the SEC in connection with the Annual Meeting urging the Company’s stockholders to vote for NexPoint/Highland’s competing slate of two director nominees.

Other Matters

Marathon

On March 1, 2019, the Company received a letter from Marathon Asset Management (“Marathon”) in which Marathon proposed, among other things, that the Company and Sierra terminate the Merger Agreements and each enter into an external investment advisory agreement with Marathon to replace MDLY as investment adviser (the “Marathon Proposal”).

On March 5, 2019, the MCC Special Committee unanimously recommended that the Board determine, and, at a separate meeting, the Board unanimously determined, that it is desirable and in the best interests of the Company and its stockholders to decline to pursue the Marathon Proposal.

On March 22, 2019, Marathon filed a preliminary proxy statement seeking to call a special meeting of stockholders of the Company to approve the Marathon Proposal and to solicit votes against the Mergers.

On March 27, 2019, Marathon sent a letter to the MCC Special Committee in which it reiterated the Marathon Proposal.

Certain Relationships and Transactions with Related Persons: Material Agreements with Affiliated Entities

Investment Management Agreement.    We have entered into an Investment Management Agreement with MCC Advisors, our investment adviser. Brook Taube, our Chairman, Chief Executive Officer and President, is a Managing Partner of, and has financial and controlling interests in, MCC Advisors. In addition, Messrs. Seth Taube and Jeff Tonkel, members of the Board, and Mr. Richard T. Allorto, Jr., our Chief Financial Officer, serve as Managing Partners and Chief Financial Officer, respectively, for MCC Advisors. Messrs. Seth Taube, Jeff Tonkel and Richard T. Allorto, Jr. also have financial interests in MCC Advisors.

Merger Agreements.    On August 9, 2018, the Company entered into the MCC Merger Agreement providing, on the terms and subject to the conditions set forth in the MCC Merger Agreement, for the merger of the Company with and into Sierra, with Sierra as the surviving company in the MCC Merger. The MCC Merger Agreement further provides that for the conversion of each share of our common stock issued and outstanding immediately prior to the MCC Merger effective time, other than shares of our common stock held by the Company, Sierra or their respective wholly owned subsidiaries, into the right to receive 0.8050 shares of the Sierra’s common stock. In addition, the MDLY Merger Agreement provides, on the terms and subject to the conditions set forth in the MDLY Merger Agreement, for the merger of MDLY with and into Merger Sub, with Merger Sub as the surviving company in the MDLY Merger. The MDLY Merger Agreement further provides for the conversion of each share of MDLY Class A common stock, issued and outstanding immediately prior to the MDLY Merger effective time, other than Dissenting Shares (as defined in the MDLY Merger Agreement) and shares of MDLY Class A common stock held by MDLY, Sierra or their respective wholly owned subsidiaries, into the right to receive (i) 0.3836 shares of Sierra’s common stock; plus (ii) cash in an amount equal to $3.44 per share. MDLY’s stockholders would also have the right to receive certain dividends and/or other payments. The Merger Agreements provide for the simultaneous consummation of the Mergers, and, as a result of the foregoing, the investment management function relating to the operation of the Sierra, as the surviving company in the Mergers, would be internalized. The Mergers are subject to the satisfaction or waiver of closing conditions, including, but not limited to: (a) the approval of the MCC Merger and the MDLY Merger by Sierra’s stockholders by the affirmative vote of at least a majority of all its stockholders, the approval of the adoption of the MCC Merger Agreement by our stockholders, and the approval of the adoption of the MDLY Merger Agreement by MDLY’s stockholders, voting separately at their respective special meetings; (b) the receipt of an exemptive order from the SEC, an exemptive application for which has been filed by Sierra, the Company and MDLY and certain of their subsidiaries; and (c) the approval by the SBA relating to the transfer of MCC’s SBIC license.

On February 11, 2019, a purported stockholder class action was commenced in the Court of Chancery of the State of Delaware by FrontFour Capital and FrontFour Master Fund, captioned FrontFour Capital Group LLC v. Brook Taube, C.A. No. 2019-0100 (the “Delaware Action”), against defendants Brook Taube, Seth Taube, Jeff Tonkel, Mark Lerdal, Karin Hirtler-Garvey, John E. Mack, Arthur S. Ainsberg, MDLY, Sierra and the Company. The complaint alleged that the individuals named as defendants breached their fiduciary duties to the Company’s stockholders in connection with the MCC Merger, and that MDLY and Sierra aided and abetted those alleged breaches of fiduciary duties. The complaint sought to enjoin the vote of the Company’s stockholders on the proposed merger pending additional disclosures and a curative sale process and to enjoin enforcement of certain provisions of the MCC Merger Agreement. On February 12, 2019, the complaint in the Delaware Action was amended to add MCC Advisors, Medley Group LLC and Medley LLC as defendants, alleging that they, along with MDLY and Sierra, had aided and abetted the alleged breaches of fiduciary duties.

The trial in the Delaware Action took place on March 6-7, 2019, and the Court issued a Memorandum Opinion (the “Decision”) on March 11, 2019. The Court found that the plaintiffs had not proved their aiding and abetting claim against Sierra and, for that reason, the Court could not order a curative sale process. The Court held that the Company’s directors breached their fiduciary duties in certain respects in entering into the proposed MCC Merger and by failing to disclose, among other things, certain merger process deficiencies. The Court enjoined any stockholder vote on the Mergers pending corrective disclosures consistent with the Decision concerning the process that led to the Mergers and the expressions of interest from third-parties. The Court also held that FrontFour could amend its complaint to add a damages claim.

On March 18, 2019, in light of the Decision, John E. Mack informed the Board of his resignation as a director of the Company, effective as of that date. Also, on March 18, 2019, in light of the Decision, Mark Lerdal informed the Board of his resignation as a director of the Company, effective as of that date.

Settlement Agreement

Beginning at the end of March 2019 and continuing through mid-April 2019, representatives of the Company and FrontFour Capital, FrontFour Master Fund, FrontFour Opportunity Fund, FrontFour Corp., David A. Lorber, Stephen E. Loukas and Zachary R. George (collectively, “FrontFour”) engaged in discussions regarding a possible settlement of the Delaware Action. On April 15, 2019, the parties reached agreement on the principal terms of a settlement.

The principal terms of the settlement are contained in a binding term sheet, dated April 15, 2019 (the “Settlement Term Sheet”), among the Company, Brook Taube, Seth Taube, Jeff Tonkel, Mark Lerdal, Karin Hirtler-Garvey, John E. Mack, Arthur S. Ainsberg, MCC Advisors, Medley LLC and Medley Group LLC (the “Medley Parties”), on the one hand, and FrontFour Capital and FrontFour Master Fund, on behalf of themselves and a class of similarly situated stockholders of the Company, on the other hand. The Settlement Term Sheet is intended to form the basis of a definitive stipulation of settlement in the Delaware Action. The Settlement Term Sheet provides that the Company will seek to obtain the agreement and/or consent of Sierra to effect certain amendments to (i) the MCC Merger Agreement and (ii) the MDLY Merger Agreement. If the foregoing amendments are entered into they will, among other matters (as described in further detail in the Settlement Term Sheet): (a) extend the Outside Date (as defined in the Merger Agreements) to October 31, 2019; (b) permit the MCC Special Committee to undertake a sixty day “go shop” process to solicit superior transactions to the MCC Merger and (c) if the MCC Merger is consummated, create a settlement fund, consisting of $17 million in cash and $30 million of Sierra stock, with the number of shares of Sierra stock to be calculated using the pro forma net asset value reported in the future proxy supplement describing the amendments to the MCC Merger Agreement, which will be distributed to eligible members of the Class (as defined in the Settlement Term Sheet). In connection with the Settlement Term Sheet, MDLY has executed an acknowledgement and agreement to take certain actions, including consenting to certain amendments to the Merger Agreements, in furtherance of the transactions contemplated thereby.

In addition, the Settlement Term Sheet provides that the Company and FrontFour will enter into a Governance Agreement pursuant to which, among other matters, FrontFour will be subject to customary standstill restrictions and be required to vote in favor of the MCC Merger at a meeting of stockholders to approve the MCC Merger Agreement and in favor of the directors nominated by the Board for election at the Annual Meeting.

Under the Settlement Term Sheet, the parties have agreed to cooperate to reduce the agreements reflected therein to a definitive stipulation of settlement (the “Settlement Stipulation”) on or before April 30, 2019, and to obtain approval of the Delaware Court as soon as reasonably practicable thereafter. The Settlement Stipulation will provide for mutual releases between and among FrontFour and the Class, on the one hand, and the Medley Parties, on the other hand, of all claims that were or could have been asserted in the Class Action. The Medley Parties will also release all claims arising out of or relating to the prosecution and settlement of the Delaware Action and all claims that were or could have been asserted (other than claims against NexPoint/Highland and its affiliates) in the Federal Action, and FrontFour and the Class will release all claims arising out of or relating to the prosecution and settlement of the Federal Action.

Under the Settlement Term Sheet, MCC and FrontFour have also undertaken to work together in good faith to agree to supplemental disclosures relating to the transactions contemplated by the Merger Agreements consistent with the Decision.

If the contemplated amendments to the Merger Agreements have not been entered into by May 15, 2019, the Settlement Term Sheet may be terminated by the Company or FrontFour.

The contemplated amendments to the Merger Agreements require the agreement of Sierra and there can be no assurance that such agreement will be obtained or that agreements on the amendments to the Merger Agreements will be reached.

In connection with the settlement, effective as of April 15, 2019, Mr. Lorber and Mr. Robinson were appointed to the Board to fill the vacancies created by the resignations of Mr. Mack and Mr. Lerdal. See the section entitled “Proposal 1: Election of Directors” below.

As described elsewhere in this Proxy Statement, the Company is seeking to obtain the agreement and/or consent of Sierra to effect certain amendments to the MCC Merger Agreement and the MDLY Merger Agreement as provided in the Settlement Term Sheet. At this time, the Company cannot provide any assurance whether the Mergers, or any other transaction involving the parties, will be consummated.

Co-Investment Opportunities.    MCC Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. MCC Advisors also focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of its affiliated funds. In such event, depending on the availability of such investment and other appropriate factors, MCC Advisors or its affiliates may determine that we should co-invest with one or more other funds. The Company obtained an exemptive order from the SEC on November 25, 2013 (the “Prior Exemptive Order”). On March 29, 2017, the Company, MCC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the “Exemptive Order”) that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder. On October 4, 2017, the Company, MCC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. If the Mergers are successfully consummated, Sierra and certain of its affiliates will not be able to rely on the Current Exemptive Order. In this regard, on November 19, 2018, Sierra and certain of its affiliates have submitted an exemptive application to the SEC for an exemptive order that would supersede the Current Exemptive Order (the “Superseding Exemptive Order”) and would permit Sierra to participate in negotiated co-investment transactions with certain affiliates that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. There can be no assurance if and when Sierra will receive the Superseding Exemptive Order. The terms of the Superseding Exemptive Order, if received, would be substantially similar to the Current Exemptive Order. Co-investment under the Superseding Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Board determines that it would be in Sierra’s best interest to participate in the transaction. The Current Exemptive Order will remain in effect unless and until the Mergers are completed and the Superseding Exemptive Order is granted by the SEC. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

We may, however, co-invest with MCC Advisors and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and MCC Advisors’ allocation policy. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that MCC Advisors, acting on our behalf and on behalf of other clients, negotiates no term other than price.

License Agreement.    We have entered into a License Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley.” In addition, pursuant to the terms of an Administration Agreement, MCC Advisors provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our charter and bylaws, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, Class I directors shall be elected for a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Seth Taube and Arthur S. Ainsberg have been nominated for re-election for a three year term expiring in 2022. If elected, Mr. Ainsberg will continue to serve as the designated independent director of our Board and the Chairman of the Nominating and Corporate Governance Committee and the MCC Special Committee. Messrs. Taube and Ainsberg are not being proposed for election pursuant to any agreement or understanding between any of them and the Company.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. This means that if there are more candidates for election than there are positions on the Board to be filled, the candidates receiving the most votes, up to the number of candidates equal to the available positions will be elected. As two directors will be elected at the Annual Meeting, this means that the two candidates with the highest number of votes will be elected.

Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election.

If a stockholder has delivered its proxy to the Company, and any of the candidates nominated by the Board should decline or be unable to serve as a director, it is intended that the persons named in the proxy will vote for the election of such person as is nominated by the Board as a replacement. The Board may choose a substitute nominee. If any substitute nominee is designated by the Board, we will file a proxy statement supplement that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the Company’s proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules. The persons named in the proxy card will vote for the remaining nominees and substitute nominee chosen by the Board. Each of the persons named below has consented to being named in this Proxy Statement and to serve as a director if elected. Accordingly, the Board has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a proxy card but give no instructions on the WHITE proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

NexPoint/Highland has notified us of its intention to nominate two (2) alternative director nominees in opposition to the candidates nominated by the Board at the Annual Meeting. The Board does NOT endorse any of the nominees of NexPoint/Highland and unanimously recommends that you vote only FOR the election of each of the nominees proposed by the Board. The Company strongly urges its stockholders not to sign or return any proxy card sent by NexPoint/Highland.

If you have previously submitted a proxy card sent by NexPoint/Highland, you can revoke that proxy card and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by voting FOR the Board’s nominees on a later-dated WHITE proxy card.

Information about the Director Nominees

The Board has identified certain desired attributes for director nominees. Each of our directors and each director nominee has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and each director nominee also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class II Directors — Term Expiring 2019

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director Nominee During Past 5 Years
Interested Director
Seth Taube(2), 49	Director	Class II Director since 2011; Term expires 2019

Co-Chief Executive Officer and Co-Chairman of the board of directors of MDLY; Managing Partner of MCC Advisors and Senior Portfolio Manager of the private investment funds managed by Medley; Chief Executive Officer and Chairman of the board of directors of Sierra Income Corporation, a non-traded business development company

Chairman and Director of Sierra Income Corporation and Sierra Total Return Fund

Seth Taube is an “interested person” of the Company as defined in the 1940 Act due to his positions as a Managing Partner of MCC Advisors since our inception and Senior Portfolio Manager of the private investment funds managed by Medley LLC since 2007. In addition, Mr. Taube has served as Chief Executive Officer and Chairman of the board of directors of Sierra Income Corporation, a non-traded business development company, since its inception on June 16, 2011, and previously served as its President. Mr. Taube also has served as the Chief Executive Officer and Chairman of the board of directors of Sierra Total Return Fund, a closed-end management investment company that is operated as an interval fund since its inception on August 18, 2016. Mr. Taube also serves as Chief Executive Officer of SIC Advisors LLC, which serves as the investment adviser to Sierra Income Corporation, as well as serves on the board of Sierra Total Return Fund and on the investment committee of STRF Advisors, the investment adviser to Sierra Total Return Fund. In addition to serving on our board of directors, Mr. Taube currently serves on the board of Sierra Income Corporation. Prior to forming Medley, Mr. Taube was a Partner with CN Opportunity Fund, T3 Group, and Griphon Capital Management. Mr. Taube previously worked with Tiger Management and Morgan Stanley & Co. Through his depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of the business and operations of MCC Advisors and the private investment funds managed by Medley, Mr. Taube brings extensive knowledge of private equity and investment banking. Mr. Taube’s previous service on the Company’s board also provides him with a specific understanding of our

Company, its operations, and the business and regulatory issues facing business development companies. Mr. Taube’s position as Managing Partner of MCC Advisors provides the Board with a direct line of communication to and valuable insight of an experienced financial manager with direct knowledge of the operations of the Company and MCC Advisors, respectively. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of our Board.

In determining to nominate Mr. Taube, the Nominating and Corporate Governance Committee and the Board also considered the representation of the Chairman of the Board to the Board, which was accepted by the Board, that, in the event following the Annual Meeting there is a brief interim period during which a majority of the Board is not comprised of independent directors, then action on any non-routine matters will require approval of the Board and separate approval of the independent directors.

Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director Nominee During Past 5 Years
Independent Director
Arthur S. Ainsberg, 72	Director	Class II Director, since 2011; Term expires 2019	President of Ainsberg Associates

AG Mortgage Investment Trust; former director of Nomura Securities International, Inc.; Nomura Global Financial Products, Inc.; Nomura Holding America, Inc.; and National Financial Partners Corporation

Arthur S. Ainsberg is not an “interested person” of the Company as defined in the 1940 Act. Mr. Ainsberg has over 40 years of experience in the financial services industry and a deep understanding of public and accounting matters for financial service companies. Mr. Ainsberg served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities International, Inc. (the U.S. based broker-dealer of The Nomura Group) from 1996 through December 2014. In September 2012, Mr. Ainsberg was named to the board of directors of Nomura Global Financial Products, Inc., and in July 2013, he was named to the board of directors of Nomura Holding America, Inc., and served on each board through December 2014. In May 2013, Mr. Ainsberg was named to the Board of Directors of AG Mortgage Investment Trust. AG is a NYSE company, structured as a REIT, investing in various types of mortgage investments. From July 2003 through May 2012, Mr. Ainsberg served as a director for National Financial Partners Corporation, an independent financial services distribution company. From August 2009 through June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation, the largest and most complex bankruptcy in the United States. Prior to this engagement, Mr. Ainsberg served as the Independent Consultant for Morgan Stanley & Co. from December 2003 until July 2009, under the Global Research Analyst Settlement, and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Previously, Mr. Ainsberg was Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He also served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000 and was a member of that board from 1993 to 2001. From 1998 to 2000, he was also a member of the Board of District 10 of the National Association of Securities Dealers. Mr. Ainsberg is also the author of Shackleton: Leadership Lessons from Antarctica (2008) and the co-author of Breakthrough: Elizabeth Hughes, the Discovery of Insulin, and the Making of a Medical Miracle (2010).

Arthur S. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. He also brings to our Board valuable perspective from his experience as a board member of a large U.S. broker-dealer. Mr. Ainsberg is a member of the MCC Special Committee.

(1)    The business address of the director nominees is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017.

(2)    Seth Taube and Brook Taube, the Company’s Chairman of the Board and Chief Executive Officer of the Company, are brothers.

Appointment of Directors

Effective as of April 15, 2019, in connection with the execution of the Settlement Term Sheet, the Board appointed David A. Lorber and Lowell W. Robinson to the Board to fill the vacancies on the Board created by the resignations of Mark Lerdal and John E. Mack, respectively. Mr. Lorber will serve as a Class I director of the Board for a term expiring at the 2021 annual meeting of stockholders of the Company. Mr. Robinson will serve as a Class III director of the Board for a term expiring at the 2020 annual meeting of stockholders of the Company. In addition, the Board appointed: (a) Messrs. Lorber and Robinson to serve on the MCC Special Committee with Mr. Lorber serving as Chair of the MCC Special Committee, (b) Mr. Robinson to serve as a member of the Audit Committee, and (c) Mr. Lorber to serve as a member of the Nominating and Corporate Governance Committee and the Compensation Committee.

Director Independence

In accordance with rules of the NYSE, our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the MCC Special Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of Arthur Ainsberg, Karin Hirtler-Garvey, David A. Lorber, and Lowell W. Robinson is independent, has no material relationship with the Company and is a not an interested person of the Company as defined in Section 2(a)(19) of the 1940 Act. Brook Taube, Seth Taube and Jeff Tonkel are interested persons of the Company due to their positions as members of management of MCC Advisors.

On March 18, 2019, in light of the Decision (as defined below), John E. Mack informed the Board of his resignation as a director of the Company, effective as of that date. Mr. Mack’s decision to resign from our Board was not due to any dispute or disagreement with the Company, or on any matter relating to the Company’s operations, policies or practices. In addition, on March 18, 2019, in light of the Decision, Mark Lerdal informed the Board of his resignation as a director of the Company, effective as of that date. Mr. Lerdal’s decision to resign from our Board was not due to any dispute or disagreement with the Company, or on any matter relating to the Company’s operations, policies or practices. See the section entitled “Certain Relationships and Transactions with Related Persons” below for a full description of the Decision.

On March 18, 2019, the Company notified the NYSE that, following the resignations of Mr. Mack and Mr. Lerdal, the Company had only two independent directors and Audit Committee members. On March 19, 2019, the Company received a notice from the NYSE that, due to the resignations of Mr. Mack and Mr. Lerdal from the Board, the Company no longer satisfies (1) the requirement that listed companies have a majority of independent directors as set forth in Section 303A.01 of the NYSE Listing Company Manual and (2) the requirement that the audit committee of a listed company to have a minimum of three members as set forth in Section 303A.07 of the NYSE Listing Company

Manual. On March 20, 2019, the Company filed with the NYSE a written affirmation to notify the NYSE of the deficiencies described above.

As described above, the Nominating and Corporate Governance Committee recommended, and the Board approved, the appointment of two independent directors, David A. Lorber and Lowell W. Robinson, to the Board to fill the vacancies on the Board created by the resignations of Mark Lerdal and John E. Mack, respectively. In addition, the Nominating and Corporate Governance Committee recommended, and the Board approved, the appointment of: (a) Messrs. Lorber and Robinson to serve on the MCC Special Committee with Mr. Lorber serving as Chair of the MCC Special Committee, (b) Mr. Robinson to serve as a member of the Audit Committee, and (c) Mr. Lorber to serve as a member of the Nominating and Corporate Governance Committee and the Compensation Committee.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s bylaws, our Board may designate a Chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Presently, Brook Taube serves as the Chairman of the Board. Brook Taube is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is Chief Executive Officer and President of the Company, serves on the Investment Committee and is the Managing Member of MCC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with MCC Advisors, the Company’s current investment adviser, provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

The currently designated lead independent director of our Board is Arthur Ainsberg. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, and the MCC Special Committee comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. In addition, our independent directors are advised by independent counsel.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board of Directors’ Role in Risk Oversight

Our Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the Board reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if, pursuant to the 1940 Act, certain requirements are met) immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee, and a Special Committee have been established by the Board. During the fiscal year ended 2018, our Board held eight board meetings, five Audit Committee meetings, two Nominating and Corporate Governance Committee meetings, one Compensation Committee meeting, and 15 MCC Special Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during fiscal year end 2018. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on our website at http://www.medleycapitalcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The Audit Committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Karin Hirtler-Garvey, Arthur S. Ainsberg, and Lowell W. Robinson, each of whom is independent as set forth in the NYSE Listed Company Manual and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Karin Hirtler-Garvey serves as Chairman of the Audit Committee. The Board has determined that each of Karin Hirtler-Garvey and Arthur S. Ainsberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Karin Hirtler-Garvey and Arthur S. Ainsberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, a copy of which is available on our website at http://www.medleycapitalcorp.com. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•        are of high character and integrity;

•        are accomplished in their respective fields, with superior credentials and recognition;

•        have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•        have sufficient time available to devote to the affairs of the Company;

•        are able to work with the other members of the Board and contribute to the success of the Company;

•        can represent the long-term interests of the Company’s stockholders as a whole; and

•        are selected such that with the other members of the Board represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves the needs of the Company and the interest of its stockholders. The Nominating and Corporate Governance Committee is currently composed of Arthur S. Ainsberg, Karin Hirtler-Garvey, and David A. Lorber, each of whom is independent as set forth in the NYSE Listed Company Manual and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee.

Compensation Committee.    The Compensation Committee operates pursuant to a charter approved by the Board, a copy of which is available on our website at http://www.medleycapitalcorp.com. The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Financial Officer and the Company’s Chief Compliance Officer and their respective staffs. As discussed below, none of our executive officers are compensated by the Company. The Compensation Committee is currently composed of Karin Hirtler-Garvey, Arthur S. Ainsberg, and David A. Lorber, who is independent as set forth in the NYSE Listed Company Manual and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Ms. Hirtler-Garvey serves as the Chair of the Compensation Committee.

MCC Special Committee.    The MCC Special Committee was granted the authority to, among other things, evaluate and review the terms and conditions of the Mergers or any alternative thereto and determine whether the Mergers or any alternative thereto is advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of its stockholders that the MCC Special Committee determines to be appropriate) in connection with the Mergers. The MCC Special Committee had the authority to select and retain, in its sole discretion, any advisors that they deemed appropriate, including their own independent financial and legal advisors. The MCC Special Committee is currently composed of Arthur S. Ainsberg, Karin Hirtler-Garvey, David A. Lorber, and Lowell W. Robinson, each of whom is independent as set forth in the NYSE Listed Company Manual and is not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company. Mr. Lorber serves as the chair of the MCC Special Committee. Messrs. Mack and Lerdal had been members of the MCC Special Committee prior to their resignation from the Board, effective as of March 18, 2019.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Investor Relations, c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company. The Company’s Code of Ethics can be accessed via our website at http://www.medleycapitalcorp.com. The Company intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

Compensation of Directors

The following table sets forth the compensation of the Company’s directors for the fiscal year ended September 30, 2018:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Brook Taube	—	—	—	—
Seth Taube	—	—	—	—
Jeff Tonkel	—	—	—	—
Independent Directors
Arthur S. Ainsberg	$299,000	—	—	$299,000	(3)
Karin Hirtler-Garvey	$267,500	—	—	$267,500	(4)
John E. Mack(5)	$275,000	—	—	$275,000	(6)
Mark Lerdal(7)	$252,500	—	—	$252,500	(8)
David A. Lorber(9)	$—	—	—	$—
Lowell W. Robinson(10)	$—	—	—	$—

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during the year ended September 30, 2018.

(3)      The total compensation of $299,000 is comprised of $154,000 in regular fees and $145,000 in MCC Special Committee fees.

(4)      The total compensation of $267,500 is comprised of $162,500 in regular fees and $105,000 in MCC Special Committee fees.

(5)      On March 18, 2019, John E. Mack informed the Board of his resignation as a director of the Company, effective as of that date.

(6)      The total compensation of $275,000 is comprised of $170,000 in regular fees and $105,000 in MCC Special Committee fees.

(7)      On March 18, 2019, Mark Lerdal informed the Board of his resignation as a director of the Company, effective as of that date.

(8)      The total compensation of $252,500 is comprised of $147,500 in regular fees and $105,000 in MCC Special Committee fees.

(9)      David A. Lorber was not a director during the fiscal year ended September 30, 2018 and therefore did not receive any compensation during such time.

(10)    Lowell W. Robinson was not a director during the fiscal year ended September 30, 2018 and therefore did not receive any compensation during such time.

As compensation for serving on the Board, each independent director receives an annual fee of $90,000. Independent directors also receive $3,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee meeting. In addition, the Chairperson of the Audit Committee receives an annual fee of $25,000 and each chairperson of the Nominating and Corporate Governance Committee and the Compensation Committee receives an annual fee of $10,000, and other members of the Audit Committee and the Nominating and Corporate Governance Committee, and the Compensation Committee receive an annual fee of $12,500, $6,000, and $6,000, respectively, for their additional services in these capacities. On January 26, 2018, the Board established the MCC Special Committee, which is comprised solely of its independent directors for the purpose of assessing the merits of various proposed strategic transactions. As compensation for serving on the MCC Special Committee, each independent director received a one-time retainer of $25,000 plus reimbursement of out-of-pocket expenses, consistent with the Company’s policies for reimbursement of members of the Board. In addition, the chairman of the MCC Special Committee receives a monthly fee of $15,000 and other members receive a monthly fee of $10,000 for so long as they are serving on the MCC Special Committee.

Our independent directors also have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during the year ended September 30, 2018. In addition, no compensation was paid to directors who are “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by them to us.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Delaware General Corporation Law (the “DGCL”) and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by the DGCL and the 1940 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that there were no violations of Section 16(a) by such persons during the Company’s fiscal year ended September 30, 2018.

PROPOSAL II: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE 2019 FISCAL YEAR

The Audit Committee and the independent directors of the Board have appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, subject to ratification or rejection by the stockholders of the Company.

Ernst& Young LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

The following table (in thousands) displays fees for professional services by Ernst & Young LLP for the fiscal years ended September 30, 2018 and 2017:

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2017
Audit Fees	$1,106	$994
Audit Related Fees	—	—
Tax Fees	88	66
All Other Fees	—	—
	$1,194	$1,060

Audit Fees:    Audit fees include fees for services that normally would be provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and that generally only an independent registered public accounting firm can provide. In addition to fees for the audit of our annual financial statements, the audit of the effectiveness of our internal control over financial reporting and the review of our quarterly financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state and local tax compliance.

All Other Fees:    Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board. As of the date of the Audit Committee report, the Audit Committee was composed of Mr. Arthur S. Ainsberg, and Ms. Karin Hirtler-Garvey, each of whom is an independent director.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with standards of the PCAOB, and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included results of Ernst & Young LLP’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with Ernst & Young LLP matters relating to Ernst & Young LLP’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting and as required by PCAOB Auditing Standard AS1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with Ernst & Young LLP its independence from management and the Company, as well as the matters in the written disclosures received from Ernst & Young LLP and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from Ernst & Young LLP confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with Ernst & Young LLP the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Ernst & Young LLP’s audits and all fees paid to Ernst & Young LLP during the fiscal year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Ernst & Young LLP for the Company. The Audit Committee has reviewed and considered the compatibility of Ernst & Young LLP’s performance of non-audit services with the maintenance of Ernst & Young LLP’s independence as the Company’s independent registered public accounting firm.

Conclusion

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the year ended September 30, 2018, be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2018, for filing with the SEC. The Audit Committee also recommended the selection of Ernst& Young LLP to serve as the independent registered public accounting firm of the Company for the year ending September 30, 2019.

Respectfully Submitted,

The Audit Committee

Arthur S. Ainsberg
Karin Hirtler-Garvey

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed WHITE proxy card will be voted for ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending September 30, 2019. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2019.

If you validly sign and return but give no instructions on the WHITE proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year in accordance with the recommendation of the Board.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017, by telephone at (212) 759-0777, or on our website at http://www.medleycapitalcorp.com.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the Mergers are completed, the Company will have no public stockholders and there will be no public participation in any of its stockholder meetings that occur after the completion of the Mergers. However, if the Mergers are not completed, the Company will continue to hold annual meetings of its stockholders. Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2020 Annual Meeting of Stockholders will be held in June 2020, but the exact date, time, and location of that meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including the nomination of a director, must submit the proposal in writing to Richard T. Allorto, Jr., Secretary, Medley Capital Corporation, at its address of 280 Park Avenue, 6th Floor East, New York, NY 10017, and the proposal should be received by the Company between November 11, 2019 and 5:00 p.m. Eastern Time on January 10, 2020. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the fifteenth (15th) day following the day on which public announcement of the date of that annual meeting is first made. If the stockholder is not seeking inclusion of a proposal in the Company’s proxy statement for that annual meeting, timely notice consists of the stockholder’s notice delivered to or mailed and received at the Company’s address not less than ninety (90) days prior to the date of 2020 Annual Meeting of Stockholders. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

John D. Fredericks, Chief Compliance Officer

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

The Audit Committee Chair may be contacted at:

Karin Hirtler-Garvey, Audit Committee Chair

Medley Capital Corporation

280 Park Avenue, 6th Floor East

New York, New York 10017

You are kindly requested to complete, date, sign and promptly return the accompanying WHITE proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.

Online Access to Annual Reports on Form 10-K and Proxy Statements

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for our fiscal year ended September 30, 2018, are available at www.medleycapitalcorp.com. Instead of receiving future copies of the proxy statement and Annual Report on Form 10-K by mail, you may, by following the applicable procedures described below, elect to receive these documents electronically, in which case you will receive an e-mail with a link to these documents.

Stockholders of Record:    You may elect to receive proxy materials electronically next year in place of printed materials by logging on to www.AALvote.com/MCC and entering your control number, which you can locate on the accompanying WHITE proxy card. By doing so, you will save the Company printing and mailing expenses, reduce the impact on the environment and obtain immediate access to the Annual Report on Form 10-K, proxy statement and voting form when they become available.

Beneficial Stockholders:    If you hold your shares through a broker, bank or other holder of record, you may also have the opportunity to receive copies of the Proxy Statement and Annual Report on Form 10-K electronically. Please check the information provided in the proxy materials mailed to you by your broker, bank or other holder of record regarding the availability of this service or contact the broker, bank or other holder of record through which you hold your shares and inquire about the availability of such an option for you.

If you elect to receive your materials via the Internet, you can still request paper copies by leaving a message with Investor Relations at 212-759-0777 or by sending an e-mail to sam.anderson@mdly.com.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact Alliance Advisors, LLC by calling (844) 885-0176 or by writing to Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, New Jersey 07003. Similarly, if you are a stockholder of record, you may also contact Alliance Advisors, LLC if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

By order of the Board of Directors,
/s/ Brook Taube
Brook Taube
Chairman of the Board

New York, New York

May 9, 2019

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Appendix A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, directors, director nominees, and executive officers of the Company and certain employees of Medley LLC are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors, Director Nominees and Executive Officers

The name, principal occupation(s), and business address of each of the director nominees of the Company, each of whom is a Participant is set forth in the section entitled “Proposal I: Election of Directors” of this Proxy Statement.

The name, principal occupation(s), and business address of each of the directors of the Company, each of whom is not up for election at the Annual Meeting and whom is a Participant is set forth below.

Name, Address, and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Interested Directors
Brook Taube(2), 49	Director; Chairman of the Board; President; and Chief Executive Officer	Class III Director since 2011; Term expires 2020	Co-Chief Executive Officer and Co-Chairman of the board of directors of MDLY; Managing Partner of MCC Advisors and Senior Portfolio Manager of Medley	Director of Sierra Income Corporation; New Amsterdam Symphony Orchestra; and Sierra Total Return Fund
Jeff Tonkel, 48	Director	Class I Director since 2014; Term expires 2021	President of MDLY; President of Sierra Income Corporation	None
Independent Director
Karin Hirtler-Garvey, 62	Director	Class III Director since 2011; Term expires 2020	Chief Risk Executive Ally Financial Inc. (formerly GMAC) from May 2009 to December 2011; previously, a principal at a real estate development venture

Director of USAA Federal Savings Bank; VA Capital Management; Victory Capital Management; Western World Insurance Group; Validus Holdings Ltd.; ARO Liquidation Inc., the successor company to Aeropostale, Inc.; and Aeropostale Inc.

David A. Lorber, 40	Director	Class I Director since 2019; Term expires 2021	Co-Founder and Portfolio Manager of FrontFour Capital; Co-Founder and Principal of FrontFour Corp.	Director of FrontFour Capital; Ferro Corporation; Aerojet Rocketdyne Holdings, Inc. (formerly GenCorp Inc.); NY Centurion Foundation; and 166 East 61st Street Corp.

Name, Address, and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Lowell W. Robinson, 70	Director	Class III Director since 2019; Term expires 2020	See “Other Directorships Held by Director During Past 5 Years”

Director of Aratana Therapeutics, Inc.; EVINE Live Inc. (formerly ShopHQ); SITO Mobile, Ltd.; Higher One Holdings, Inc.; Support.com, Inc.; The Jones Group, Inc.; the New York Academy of Science; The Council for Economic Education; and The Metropolitan Opera Guild

____________

(1)      The business address of the directors is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017.

(2)      Brook Taube and Seth Taube, a director, are brothers.

Brook Taube is an “interested person” of the Company as defined in the 1940 Act due to his positions as Chief Executive Officer and President of the Company, Managing Partner of MCC Advisors and Senior Portfolio Manager of the private investment funds managed by Medley since 2007. In addition to serving on our Board, Brook Taube currently serves on the board of Sierra Income Corporation and on the investment committee for SIC Advisors, the investment adviser to Sierra Income Corporation, as well as serves on the board of Sierra Total Return Fund and on the investment committee of STRF Advisors, the investment adviser to Sierra Total Return Fund. Mr. Taube’s intimate knowledge of the business and operations of MCC Advisors, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of another business development company not only gives the Board valuable insight but also positions him well to continue to serve as the Chairman of our Board. Mr. Taube’s positions as Chief Executive Officer of the Company, Managing Partner of MCC Advisors and member of its Investment Committee provides the board with a direct line of communication to, and direct knowledge of the operations of, the Company and MCC Advisors, respectively. Mr. Taube received a B.A. from Harvard University.

We believe that Mr. Taube’s broad and extensive experience in asset and credit management and finance industries and his service as portfolio manager for several Medley affiliates qualify him to serve as a member of our Board.

Karin Hirtler-Garvey is not an “interested person” of the Company as defined in the 1940 Act. Ms. Hirtler-Garvey has served as a Director of USAA Federal Savings Bank, a privately held consumer bank, where she has served as the Compensation Committee Chair since June 2018, and also served as the Risk Committee Chair from December 2013 to June 2018. She also has served as a Director of VA Capital Management, a privately held annuities firm, since August 2018, as well as a Director of Victory Capital Holdings, a publicly traded asset management firm, since October 2014, where she chairs the Audit Committee. Ms. Hirtler-Garvey has served as a Director of Western World Insurance Group since December 2006, and has chaired the Audit Committee since December 2009, and also served as a Member of its Compensation Committee and Pension Committee from April 2011 to September 2014. From August 2017 to August 2018, she served as a Director of Validus Holdings Ltd., the publicly-traded parent company of Western World. Ms. Hirtler-Garvey also served on the board of ARO Liquidation Inc., the successor company to Aeropostale, Inc., where she served as the Chairman of the Board of Directors from February 2012 to May 2016. Prior to being appointed, Ms. Hirtler-Garvey served on the board of Aeropostale since August 2005 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to December 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From June 2008 to June 2009, Ms. Hirtler-Garvey also served as a Director for Residential Capital LLC, a subsidiary of GMAC. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is a C.P.A.

We believe that Ms. Hirtler-Garvey’s tenure in the financial services industry and extensive experience in senior management positions will support her appointment to our Board.

Jeff Tonkel is an “interested person” of the Company as defined in the 1940 Act due to his position as a Managing Partner of MCC Advisors. Mr. Tonkel also serves as President of Sierra Income Corporation. Prior to Medley, Mr. Tonkel was a Managing Director with JP Morgan serving as CFO of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director of Principal Investments with Friedman Billings Ramsey where he focused on Merchant Banking and Corporate Development investments in the specialty finance, real estate and diversified industrial sectors. Mr. Tonkel began his investment career with Summit Partners. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

We believe that Mr. Tonkel’s broad and extensive experience in asset and credit management and tenure in the financial services industry qualify him to serve as a member of our Board.

David A. Lorber is a Co-Founder of FrontFour Capital, an investment adviser, and has served as a Portfolio Manager since January 2007. He is also a Co-Founder of FrontFour Corp., an investment adviser, and has been a Principal since January 2011. Previously, Mr. Lorber was a Senior Investment Analyst at Pirate Capital LLC, a hedge fund, from 2003 to 2006. He was an Analyst at Vantis Capital Management LLC, a money management firm and hedge fund, from 2001 to 2003 and an Associate at Cushman & Wakefield, Inc., a global real estate firm, from 2000 to 2001. Mr. Lorber has served as a director of Ferro Corporation (NYSE:FOE), a leading producer of specialty materials and chemicals for manufacturers, since May 2013, where he is also Lead Director, Chairman of its Governance & Nomination Committee and a member of its Compensation Committee. From April 2006 until December 2014, Mr. Lorber served as a director of Aerojet Rocketdyne Holdings, Inc. (formerly GenCorp Inc.) (NYSE:AJRD), a technology-based manufacturer of aerospace and defense products and systems with a real estate segment. He also previously served as a director of Huntingdon Capital Corp., a real estate company, from January 2010 to May 2013 and was a Trustee for IAT Air Cargo Facilities Income Fund, a real estate company, from January 2009 to December 2009. He also served as a director of Fisher Communications Inc. (formerly NASDAQ:FSCI), an integrated media company, from April 2009 to March 2012. Mr. Lorber earned his B.S. from Skidmore College.

Mr. Lorber’s significant financial and investment industry background as well as his board experience and corporate governance awareness from his current and past service as a director would allow him to provide valuable advice and guidance to the Board.

Lowell W. Robinson is an experienced executive with over thirty years of senior global strategic, financial, M&A, operational, turnaround and governance experience. From 2007 through 2009, Mr. Lowell served as the Chief Financial Officer and Chief Operating Officer of MIVA, Inc. (formerly NASDAQ:MIVA), an online advertising network, after initially joining the company in 2006 as its Chief Financial Officer and Chief Administrative Officer. Prior to that, Mr. Robinson served as the President of LWR Advisors, LLC, a strategic and financial consulting services firm, from 2002 to 2006. Previously, from 2000 to 2002, he served as the Chief Financial Officer and Chief Administrative Officer at HotJobs.com Ltd. (formerly NASDAQ:HOTJ), an online recruiting and job search engine that was sold to Yahoo! Inc. Mr. Robinson was the Chief Financial Officer and Chief Administrative Officer at PRT Group Inc. (formerly NASDAQ:PRTG), a software and IT services company that he helped take public, from 1997 through 1999. Mr. Robinson also previously held senior financial positions at Advo, Inc. (formerly NYSE:AD), a direct-mail and marketing services company (1994 to 1997), Citigroup Inc. (NYSE:C), a multinational diversified financial services corporation (1986 to 1993), Uncle Bens Inc., a leading marketer of rice and a subsidiary of Mars, Incorporated (1983 to 1986), and Kraft Foods Inc. (formerly NYSE:KFT), at the time one of the world’s largest food companies (1983 to 1993). Currently, Mr. Robinson serves as a director of Aratana Therapeutics, Inc. (NASDAQ: PETX), a commercial-stage biopharma company focused on pet products, where he has served since May 2018. He previously served as a director of each of EVINE Live Inc. (NASDAQ:EVLV) (f/k/a ShopHQ), a digital omnichannel home shopping network (March 2014 to June 2018), SITO Mobile, Ltd. (NASDAQ:SITO), a leading mobile engagement platform provider (April 2017 to June 2017), Higher One Holdings, Inc. (formerly NYSE:ONE), a financial technology company focused on providing cost-saving solutions (June 2014 to August 2016), Support.com, Inc. (NASDAQ:SPRT), a leading provider of cloud-based software and services (March 2016 to June 2016), The Jones Group, Inc. (formerly NYSE:JNY), an American designer, marketer and wholesaler of branded clothing, shoes and accessories (2005 to April 2014), and International Wire Group, Inc. (OTCMKTS:ITWG), a manufacturer and marketer of wire products (2003 to 2009). Mr. Robinson’s prior board experience also includes serving as a director of each of Independent Wireless One Corp., Diversified Investment Advisors Inc. and Edison Schools Inc. Since September 2018, Mr. Robinson has served on the board of directors of The New York Academy of Science, a not-for-profit organization dedicated to driving innovative solutions to society’s challenges by advancing scientific research, education and policy. He previously was on the boards of The Council for Economic Education, The Metropolitan Opera Guild, the Smithsonian Libraries and the University of Wisconsin School of Business, where he currently is on the Advisory Board for its Department of Economics. Mr. Robinson earned his M.B.A. from Harvard Business School and B.A. in Economics from the University of Wisconsin.

Mr. Robinson’s broad diversified expertise in various industries, including corporate finance, M&A and turnaround experience, as well as his experience serving as a director of numerous public companies makes him well qualified to serve on the Board.

The names, principal occupation, and business address of the executive officers of the Company who are Participants are set forth below.

Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Richard T. Allorto, Jr., 47	Chief Financial Officer and Secretary

Chief Financial Officer of MDLY; Chief Financial Officer, Treasurer and Secretary of Sierra Income Corporation; previously, Chief Compliance Officer of Medley Capital Corporation; previously, Chief Compliance Officer of Sierra Income Corporation; Chief Financial Officer of MCC Advisors; previously Chief Financial Officer of GSC Investment Corp.

John D. Fredericks, 55	Chief Compliance Officer	General Counsel of MDLY; Chief Compliance Officer of Sierra Income Corporation; previously, a Partner at Winston & Strawn, LLP.

____________

(1)      The business address of the executive officers is c/o Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017.

Richard T. Allorto, Jr. is the Chief Financial Officer and Secretary of the Company. Mr. Allorto has also served as the Chief Financial Officer, Treasurer and Secretary of Sierra from April 2012 until November 2016 and was re-appointed to such positions in July 2018, and as Chief Financial Officer of Medley since July 2010. Mr. Allorto is also the Chief Financial Officer of Medley and is responsible for the financial operations of the various private funds managed by Medley. Prior to joining Medley, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment advisor, including, most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Prior to GSC Group, Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.

John D. Fredericks is the Chief Compliance Officer of the Company. Mr. Fredericks is also the Chief Compliance Officer of Sierra Income Corporation and Sierra Total Return Fund, as well as General Counsel of MDLY. Prior to joining Medley, Mr. Fredericks was a partner with Winston & Strawn, LLP, where he was a member of the firm’s restructuring and insolvency and corporate lending groups. Before joining Winston & Strawn, LLP, Mr. Fredericks was a partner with Murphy Sheneman Julian & Rogers and an associate at Murphy, Weir & Butler. Mr. Fredericks was admitted to the California State Bar in 1993. Mr. Fredericks received a BA from the University of California Santa Cruz and a J.D. from University of San Francisco.

Employee of Medley LLC

Samuel Anderson is a “participant” in this proxy solicitation. The business address for Mr. Anderson is Medley LLC, 280 Park Avenue, 6th Floor East, New York, NY 10017. A description of Mr. Anderson’s principal occupation is set forth below.

Samuel Anderson presently serves as Senior Managing Director of Medley LLC and Head of Capital Markets & Risk Management. Prior to Medley, Mr. Anderson was a senior member of the Goldman Sachs Investment Banking Financial Institutions Group where he led the commercial finance coverage effort, playing a leading role in a range of financings including the IPOs of the Company, TPG Specialty Finance and New Mountain Finance. Prior to Goldman Sachs, Mr. Anderson worked with Banc of America Securities in the Investment Banking Financial Institutions Group. Mr. Anderson received a B.A. in Economics from Bates College.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s shares of common stock beneficially owned, directly or indirectly, by directors, director nominees, and executive officers as of the Record Date is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. The number of the Company’s shares of common stock beneficially owned, directly or indirectly, by Samuel Anderson as of the Record Date is set forth below. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Samuel Anderson	3,000	*	%

____________

*        Represents less than one percent.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. This table assumes the beneficial owners have made no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.

(2)      Based on a total of 54,474,211 shares of the Company’s common stock issued and outstanding as of the Record Date.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities, the dates on which they were purchased or sold, and the amount purchased and sold on each such date by Brook Taube and Seth Taube within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
Brook Taube[1]	08/12/2016	83,400	Purchase
	08/15/2016	106,547	Purchase
	08/16/2016	50,000	Purchase
	08/18/2016	65,000	Purchase
	08/19/2016	106,000	Purchase
	08/22/2016	100,000	Purchase
	09/01/2016	20,000	Purchase
	09/09/2016	138,100	Purchase
	09/12/2016	122,100	Purchase
	09/13/2016	122,100	Purchase
	09/14/2016	127,100	Purchase
	09/15/2016	32,100	Purchase
	09/16/2016	122,100	Purchase
	10/04/2016	35,500	Purchase
	10/06/2016	79,600	Purchase
	10/13/2016	2,450	Purchase
	10/17/2016	2,000	Purchase
	10/20/2016	11,844	Purchase
	10/28/2016	6,910	Purchase
	10/31/2016	67,600	Purchase
	11/01/2016	67,600	Purchase
	11/02/2016	67,600	Purchase
	11/03/2016	67,600	Purchase
	11/04/2016	67,600	Purchase
	11/07/2016	10,500	Purchase
	11/08/2016	8,037	Purchase
	12/09/2016	89,200	Purchase
	12/13/2016	99,136	Purchase
	12/14/2016	99,136	Purchase
	12/15/2016	99,136	Purchase
	12/16/2016	90,838	Purchase
	12/19/2016	81,622	Purchase
	12/20/2016	15,136	Purchase
	12/27/2016	1,300	Purchase
	12/28/2016	21,564	Purchase
	12/29/2016	60,886	Purchase
	12/30/2016	16,077	Purchase
	01/19/2017	42,115	Purchase
	01/20/2017	6,644	Purchase
	01/23/2017	17,826	Purchase
	01/30/2017	27,909	Purchase
	1/31/2017	63,937	Purchase
	020/01/2017	14,835	Purchase
	03/07/2017	37,754	Purchase
	03/08/2017	3,081	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
	03/09/2017	76,845	Purchase
	03/13/2017	11,253	Purchase
	03/14/2017	39,270	Purchase
	03/15/2017	42,800	Purchase
	03/16/2017	400	Purchase
	03/17/2017	11,660	Purchase
	05/09/2017	49,869	Purchase
	05/10/2017	49,869	Purchase
	05/11/2017	49,869	Purchase
	05/12/2017	80,000	Purchase
	05/15/2017	55,151	Purchase
	05/16/2017	94,986	Purchase
	05/17/2017	101,376	Purchase
	05/18/2017	101,376	Purchase
	05/19/2017	101,376	Purchase
	05/22/2017	133,549	Purchase
	05/23/2017	124,927	Purchase
	05/24/2017	133,549	Purchase
	05/25/2017	133,549	Purchase
	05/26/2017	133,549	Purchase
	05/30/2017	169,029	Purchase
	05/31/2017	117,298	Purchase
	06/01/2017	169,029	Purchase
	06/02/2017	169,029	Purchase
	06/05/2017	194,967	Purchase
	06/06/2017	194,967	Purchase
	06/07/2017	194,967	Purchase
	06/08/2017	194,967	Purchase
	06/09/2017	194,967	Purchase
	06/12/2017	162,212	Purchase
	06/13/2017	162,212	Purchase
	06/14/2017	143,497	Purchase
	06/15/2017	162,212	Purchase
	06/16/2017	162,212	Purchase
	06/19/2017	95,713	Purchase
	06/20/2017	153,711	Purchase
	06/21/2017	153,711	Purchase
	06/22/2017	153,711	Purchase
	06/23/2017	117,833	Purchase
	06/26/2017	38,287	Purchase
	06/27/2017	136,154	Purchase
	06/28/2017	102,152	Purchase
	06/29/2017	33,114	Purchase
	06/30/2017	3,039	Purchase
	07/03/2017	14,999	Purchase
	07/05/2017	50,049	Purchase
	07/06/2017	105,932	Purchase
	07/07/2017	92,116	Purchase
	07/10/2017	12,109	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
Seth Taube[2]	08/12/2016	83,400	Purchase
	08/15/2016	106,547	Purchase
	08/16/2016	50,000	Purchase
	08/18/2016	65,000	Purchase
	08/19/2016	106,000	Purchase
	08/22/2016	100,000	Purchase
	09/01/2016	20,000	Purchase
	09/09/2016	138,100	Purchase
	09/12/2016	122,100	Purchase
	09/13/2016	122,100	Purchase
	09/14/2016	127,100	Purchase
	09/15/2016	32,100	Purchase
	09/16/2016	122,100	Purchase
	10/04/2016	35,500	Purchase
	10/06/2016	79,600	Purchase
	10/13/2016	2,450	Purchase
	10/17/2016	2,000	Purchase
	10/20/2016	11,844	Purchase
	10/28/2016	6,910	Purchase
	10/31/2016	67,600	Purchase
	11/01/2016	67,600	Purchase
	11/02/2016	67,600	Purchase
	11/03/2016	67,600	Purchase
	11/04/2016	67,600	Purchase
	11/07/2016	10,500	Purchase
	11/08/2016	8,037	Purchase
	12/09/2016	89,200	Purchase
	12/13/2016	99,136	Purchase
	12/14/2016	99,136	Purchase
	12/15/2016	99,136	Purchase
	12/16/2016	90,838	Purchase
	12/19/2016	81,622	Purchase
	12/20/2016	15,136	Purchase
	12/27/2016	1,300	Purchase
	12/28/2016	21,564	Purchase
	12/29/2016	60,886	Purchase
	12/30/2016	16,077	Purchase
	01/19/2017	42,115	Purchase
	01/20/2017	6,644	Purchase
	01/23/2017	17,826	Purchase
	01/30/2017	27,909	Purchase
	1/31/2017	63,937	Purchase
	020/01/2017	14,835	Purchase
	03/07/2017	37,754	Purchase
	03/08/2017	3,081	Purchase
	03/09/2017	76,845	Purchase
	03/13/2017	11,253	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
	03/14/2017	39,270	Purchase
	03/15/2017	42,800	Purchase
	03/16/2017	400	Purchase
	03/17/2017	11,660	Purchase
	05/09/2017	49,869	Purchase
	05/10/2017	49,869	Purchase
	05/11/2017	49,869	Purchase
	05/12/2017	80,000	Purchase
	05/15/2017	55,151	Purchase
	05/16/2017	94,986	Purchase
	05/17/2017	101,376	Purchase
	05/18/2017	101,376	Purchase
	05/19/2017	101,376	Purchase
	05/22/2017	133,549	Purchase
	05/23/2017	124,927	Purchase
	05/24/2017	133,549	Purchase
	05/25/2017	133,549	Purchase
	05/26/2017	133,549	Purchase
	05/30/2017	169,029	Purchase
	05/31/2017	117,298	Purchase
	06/01/2017	169,029	Purchase
	06/02/2017	169,029	Purchase
	06/05/2017	194,967	Purchase
	06/06/2017	194,967	Purchase
	06/07/2017	194,967	Purchase
	06/08/2017	194,967	Purchase
	06/09/2017	194,967	Purchase
	06/12/2017	162,212	Purchase
	06/13/2017	162,212	Purchase
	06/14/2017	143,497	Purchase
	06/15/2017	162,212	Purchase
	06/16/2017	162,212	Purchase
	06/19/2017	95,713	Purchase
	06/20/2017	153,711	Purchase
	06/21/2017	153,711	Purchase
	06/22/2017	153,711	Purchase
	06/23/2017	117,833	Purchase
	06/26/2017	38,287	Purchase
	06/27/2017	136,154	Purchase
	06/28/2017	102,152	Purchase
	06/29/2017	33,114	Purchase
	06/30/2017	3,039	Purchase
	07/03/2017	14,999	Purchase
	07/05/2017	50,049	Purchase
	07/06/2017	105,932	Purchase
	07/07/2017	92,116	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
David Lorber[3]	7/27/2018	12,341[4]	Purchase
	7/27/2018	308[5]	Purchase
	7/27/2018	2,351[6]	Purchase
	7/30/2018	53,465[4]	Purchase
	7/30/2018	1,341[5]	Purchase
	7/30/2018	10,194[6]	Purchase
	7/31/2018	32,912[4]	Purchase
	7/31/2018	825[5]	Purchase
	7/31/2018	6,263[6]	Purchase
	8/2/2018	8,074[4]	Purchase
	8/2/2018	202[5]	Purchase
	8/2/2018	1,724[6]	Purchase
	8/6/2018	16,427[4]	Purchase
	8/6/2018	414[5]	Purchase
	8/6/2018	3,159[6]	Purchase
	8/7/2018	20,569[4]	Purchase
	8/7/2018	494[5]	Purchase
	8/7/2018	3,937[6]	Purchase
	8/23/2018	12,623[4]	Purchase
	8/23/2018	317[5]	Purchase
	8/23/2018	2,060[6]	Purchase
	8/24/2018	32,927[4]	Purchase
	8/24/2018	836[5]	Purchase
	8/24/2018	6,237[6]	Purchase
	8/27/2018	102,868[4]	Purchase
	8/27/2018	2,618[5]	Purchase
	8/27/2018	19,514[6]	Purchase
	8/28/2018	70,910[4]	Purchase
	8/28/2018	41,069[4]	Purchase
	8/28/2018	1,787[5]	Purchase
	8/28/2018	1,041[5]	Purchase
	8/28/2018	13,473[6]	Purchase
	8/28/2018	7,890[6]	Purchase
	8/29/2018	51,120[4]	Purchase
	8/29/2018	1,299[5]	Purchase
	8/29/2018	10,466[6]	Purchase
	8/30/2018	24,707[4]	Purchase
	8/30/2018	564[5]	Purchase
	8/30/2018	4,729[6]	Purchase
	8/31/2018	54,282[4]	Purchase
	8/31/2018	1,307[5]	Purchase
	8/31/2018	10,356[6]	Purchase
	9/4/2018	48,813[4]	Purchase
	9/4/2018	1,055[5]	Purchase
	9/4/2018	9,329[6]	Purchase
	9/5/2018	70,017[4]	Purchase
	9/5/2018	1,747[5]	Purchase
	9/5/2018	13,414[6]	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
	9/6/2018	37,643[4]	Purchase
	9/6/2018	942[5]	Purchase
	9/6/2018	7,121[6]	Purchase
	9/7/2018	12,356[4]	Purchase
	9/7/2018	28,780[4]	Purchase
	9/7/2018	273[5]	Purchase
	9/7/2018	711[5]	Purchase
	9/7/2018	2,371[6]	Purchase
	9/7/2018	5,509[6]	Purchase
	9/10/2018	93,955[4]	Purchase
	9/10/2018	2,344[5]	Purchase
	9/10/2018	18,086[6]	Purchase
	9/11/2018	22,183[4]	Purchase
	9/11/2018	581[5]	Purchase
	9/11/2018	2,770[6]	Purchase
	9/12/2018	38,446[4]	Purchase
	9/12/2018	1,185[5]	Purchase
	9/12/2018	6,769[6]	Purchase
	9/13/2018	12,331[4]	Purchase
	9/13/2018	24,707[4]	Purchase
	9/13/2018	300[5]	Purchase
	9/13/2018	618[5]	Purchase
	9/13/2018	2,369[6]	Purchase
	9/13/2018	4,675[6]	Purchase
	9/14/2018	72,921[4]	Purchase
	9/14/2018	1,819[5]	Purchase
	9/14/2018	13,860[6]	Purchase
	9/17/2018	33,610[4]	Purchase
	9/17/2018	865[5]	Purchase
	9/17/2018	6,625[6]	Purchase
	9/18/2018	32,868[4]	Purchase
	9/18/2018	795[5]	Purchase
	9/18/2018	6,337[6]	Purchase
	9/19/2018	48,455[4]	Purchase
	9/19/2018	1,428[5]	Purchase
	9/19/2018	9,017[6]	Purchase
	9/20/2018	44,664[4]	Purchase
	9/20/2018	1,144[5]	Purchase
	9/20/2018	8,295[6]	Purchase
	9/21/2018	24,560[4]	Purchase
	9/21/2018	589[5]	Purchase
	9/21/2018	4,851[6]	Purchase
	9/24/2018	33,688[4]	Purchase
	9/24/2018	868[5]	Purchase
	9/24/2018	6,341[6]	Purchase
	9/25/2018	8,325[4]	Purchase
	9/25/2018	148[5]	Purchase
	9/25/2018	1,527[6]	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
	9/26/2018	17,419[4]	Purchase
	9/26/2018	307[5]	Purchase
	9/26/2018	3,276[6]	Purchase
	9/27/2018	20,612[4]	Purchase
	9/27/2018	336[5]	Purchase
	9/27/2018	4,052[6]	Purchase
	9/28/2018	17,480[4]	Purchase
	9/28/2018	861[5]	Purchase
	9/28/2018	6,659[6]	Purchase
	10/1/2018	31,041[4]	Purchase
	10/1/2018	974[5]	Purchase
	10/1/2018	5,983[6]	Purchase
	10/2/2018	15,515[4]	Purchase
	10/2/2018	573[5]	Purchase
	10/2/2018	3,912[6]	Purchase
	10/3/2018	24,598[4]	Purchase
	10/3/2018	509[5]	Purchase
	10/3/2018	4,893[6]	Purchase
	10/4/2018	57,923[4]	Purchase
	10/4/2018	1,299[5]	Purchase
	10/4/2018	11,102[6]	Purchase
	10/5/2018	38,487[4]	Purchase
	10/5/2018	861[5]	Purchase
	10/5/2018	7,452[6]	Purchase
	10/8/2018	40,302[4]	Purchase
	10/8/2018	987[5]	Purchase
	10/8/2018	7,875[6]	Purchase
	10/9/2018	27,259[4]	Purchase
	10/9/2018	807[5]	Purchase
	10/9/2018	4,143[6]	Purchase
	10/10/2018	25,684[4]	Purchase
	10/10/2018	12,350[4]	Purchase
	10/10/2018	385[5]	Purchase
	10/10/2018	277[5]	Purchase
	10/10/2018	4,931[6]	Purchase
	10/10/2018	2,373[6]	Purchase
	10/11/2018	21,824[4]	Purchase
	10/11/2018	506[5]	Purchase
	10/11/2018	4,770[6]	Purchase
	10/12/2018	24,880[4]	Purchase
	10/12/2018	649[5]	Purchase
	10/12/2018	4,471[6]	Purchase
	10/15/2018	18,770[4]	Purchase
	10/15/2018	548[5]	Purchase
	10/15/2018	3,682[6]	Purchase
	10/16/2018	17,131[4]	Purchase
	10/16/2018	508[5]	Purchase
	10/16/2018	3,364[6]	Purchase

Name	Date of Purchase or Sale	Number of Shares	Purchase or Sales
	10/17/2018	10,308[4]	Purchase
	10/17/2018	92[5]	Purchase
	10/19/2018	4,940[4]	Purchase
	10/19/2018	4,062[4]	Purchase
	10/19/2018	21[5]	Purchase
	10/19/2018	109[5]	Purchase
	10/19/2018	39[6]	Purchase
	10/19/2018	829[6]	Purchase
	10/30/2018	(8,400)[7]	Sale
	10/31/2018	(11,600)[7]	Sale
	12/19/2018	1,000[6]	Purchase
	12/26/2018	5,000[6]	Purchase
	12/27/2018	14[5]	Purchase
	12/27/2018	17,786[6]	Purchase
	12/28/2018	5,000[6]	Purchase
	12/31/2018	122[5]	Purchase
	12/31/2018	27,878[6]	Purchase
	1/2/2019	40[5]	Purchase
	1/2/2019	6,960[6]	Purchase
	1/4/2019	164[5]	Purchase
	1/4/2019	5,836[6]	Purchase
	2/8/2019	(384,885)[8]	Sale

____________

1        Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns the shares reported in the table above. Brook Taube, together with Seth Taube, controls Medley LLC. Brook Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

2        Medley Seed Funding I LLC, a limited liability company controlled by Medley LLC, beneficially owns the shares reported in the table above. Seth Taube, together with Brook Taube, controls Medley LLC. Seth Taube disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

3        FrontFour Master Fund, an exempted company formed under the laws of the Cayman Islands, beneficially owns 1,633,248.329 of the reported shares. FrontFour Opportunity Fund, a mutual fund trust formed under the laws of British Columbia, Canada, beneficially owns 41,714 of the reported shares. Each of David A. Lorber, Stephen E. Loukas, and Zachary R. George is a managing member and principal owner of FrontFour Capital, which serves as an investment manager of FrontFour Master Fund, and a principal owner of FrontFour Corp., which serves as an investment manager to FrontFour Opportunity Fund. David A. Lorber disclaims beneficial ownership of such shares of common stock except to the extent of his pecuniary interest therein.

4        Shares of common stock purchased by FrontFour Master Fund.

5        Shares of common stock purchased by FrontFour Opportunity Fund.

6        Shares of common stock purchased by FrontFour Capital for separately managed accounts.

7        Shares of common stock sold by FrontFour Master Fund.

8        On February 8, 2019, FrontFour Capital ceased to serve as the investment manager of the separately managed accounts that held shares of common stock. As a result of the foregoing, David A. Lorber no longer beneficially owns shares of our common stock through separately managed accounts.

Miscellaneous Information Concerning Participants

Based on the information provided by each Participant, no associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any securities of the Company. No Participant owns beneficially, directly or indirectly, any class of securities of any parent or subsidiary of the Company. Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to a director nominee, as a nominee for director. In addition, other than as set forth in this Appendix A or elsewhere in this Proxy

Statement, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years. Other than as set forth in this Appendix A, the Participants did not purchase or sell the Company’s shares of common stock within the past two years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

MEDLEY CAPITAL CORPORATION
Annual Meeting of Stockholders
June 4, 2019 at 12:00 PM (ET)
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Brook Taube and Richard T. Allorto, Jr., and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Medley Capital Corporation (the “Company”) to be held at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, on June 4, 2019 at 12:00 p.m., Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the Annual Meeting, and any adjournments or postponements thereof, with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, and the Company’s Annual Report for the fiscal year ended September 30, 2018, and revokes any proxy heretofore given with respect to the Annual Meeting.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2019. The Proxy Statement and our Annual Report for the fiscal year ended September 30, 2018 are available at: http://www.viewproxy.com/mcc/2019am

The Board of Directors unanimously recommends you vote FOR each of the director nominees and FOR Proposal 2:

Please mark your votes like this ☒

1. To elect two directors of the Company, each to serve for a term of three years, or until their respective successors are duly elected and qualified:

Nominees:	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
01 Seth Taube 02 Arthur S. Ainsberg	☐	☐	☐

To withhold authority to vote for any indvidual director nominee, mark “FOR ALL EXCEPT” and write the number of the nominee on the line below.

____

☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

I plan to attend the meeting ☐

Date:____________________________________

____
Signature

____
Signature (if held jointly)

Please sign exactly as name(s) appear(s) hereon. When signing as an attorney, executor, administrator, trustee or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

CONTROL NUMBER

☐ Change of Address — Please print new address below

____
____
____

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SCAN TO VIEW MATERIALS & VOTE

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Shares on the Internet:

Go to www.AALvote.com/MCC

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.